Exhibit 10.11
UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE 1 OF 11 PAGES

2. AMENDMENT/MODIFICATION NO. P00023		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO See Schedule	5. PROJECT NO. (if applicable)

6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than Item 6) ■	CODE	62LESSERMM

Nat’l Geospatial-Intelligence Agen,
ATTN: ACR/MS-P150
12310 Sunrise Valley Drive
RESTON VA 20191-3449

8 NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☑ 9A. AMENDMENT OF SOLICITATION NO.

ORBIMAGE, INC.			9B. DATED (SEE ITEM 11)
21700 ATLANTIC BLVD
DULLES VA 201666801
☑ 10A. MODIFICATION OF CONTRACT/ORDER NO.
HM157304C0014

10B. DATED (SEE ITEM 13)
CODE 8248422490000		FACILITY CODE	09/30/2004
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods; (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified

12. ACCOUNTING AND APPROPRIATION DATA (If required)	Net Increase:	$12,500,000.00
See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)
☑	Mutual Agreement of the Parties
E. IMPORTANT:       Contractor            ☐ is not       ☑ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 54-1660268
DUNS Number: 824842249

The purpose of this modification is to:
(1) Extend the Service Level Agreement (SLA) under contract line item (CLIN) 0001 by four months, through March 31, 2010 (various contract sections) and provide $12,500,000 in incremental funding under CLIN 0001;
(2) Add a single nine month option period under new CLIN 0006 (April 1, 2010 through December 31, 2010);
(3) Increase the Not-to-Exceed value of CLIN 0002 by $50,000,000;
(4) Modify the World Map Capacity reduction for Ad Hoc tasking ratio that accounts for the inefficiency of ad hoc collections within designated longitude bands and permit contractor Continued ...

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 2 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
additional capability for tasking within said bands (Attachment 1 Statement of Work (SOW) Appendix F, Section 2.2.2);
(5) Provide a mechanism for NGA to order in excess of the stated Ad Hoc Capability (Attachment 1 SOW Appendix F, Section 2.2.2);
(6) Provide a mechanism for NGA to order in excess of the stated Permanent Withhold service (Attachment 1 SOW Appendix F, Section 2.2.4);
(7) Modify the SLA Performance Criteria (Attachment 1 SOW Appendix F, Section 2.3.2);
(8) Modify the parameters and reporting for the Daily Operation Capability Report (Attachment 1 SOW Section 4.1.2.6.1; and
(9) Revise the date for Attachment 3, DD254, Contract Security Classification Specification (previously distributed).

In consideration for NGA exceeding the Ad Hoc Capability ceilings during the period through June 2009, the contractor is authorized to invoice for $321,400 from the amounts currently held back under the Performance Criteria Hold Back provision.

All other terms and conditions of the SLA remain unchanged. Additionally, associated CLINs 0002, 0004, and 0005 are also extended through March 31, 2010, and the CLIN 0005 Maximum Total Price in Paragraph B.3 is adjusted upward to match the CLIN’s not-to-exceed value stated in Paragraph B.6 Line Item CLIN 0005 — System Engineering Services Support.

Accordingly, this contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs:

Paragraph B.1 Line Item 0001 — Post-FOC
COMMERCIAL IMAGERY. The Total Estimated Firm Fixed Price (FFP) of CLIN 0001 is increased by $50,000,000 from $116,072,000 to $166,072,000. Change page 2 is attached hereto.

Paragraph B.2, Line Item 0002 — Government Option
1: Imagery Derived Products and Services. The Maximum Amount is increased by $50,000,000 from $150,000,000 to $200,000,000. Change page 2 is attached hereto.
Continued ....

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 3 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Paragraph B.3 Total Contract Price/Total Contract Funding. The Maximum Total Price and Unfunded Amount columns are revised as follows (change page 3 is attached hereto):

     a. Under CLIN 0001, the Maximum Total Price is increased by $50,000,000 from $116,072,000 to $166,072,000, the Obligated Amount is increased by $12,500,000 from $96,072,000 to $108,572,000, and the Unfunded Amount is increased by $37,500,000 from $20,000,000 to $57,500,000.

     b. Under CLIN 0002, the Maximum Total Price is increased by $50,000,000 from $150,000,000 to $200,000,000, and the Unfunded Amount is increased by $50,000,000 from $150,000,000 to $200,000,000. The Obligated Amount is unchanged.

     c. Under CLIN 0005, the Maximum Total Price is increased by $1,738,640 from $2,261,360 to $4,000,000.00, and the Unfunded Amount is increased by $1,738,640 from $0 to $1,738,640. The Obligated Amount is unchanged.

d. New Option CLIN 0006 is hereby added. The Maximum Total Price is established at $112,500,000, the Obligated Amount is established at $0, and the Unfunded Amount established at $112,500,000.

     e. Under Total, the Maximum Total Price is increased by $214,238,640 from $364,933,360 to $579,172,000, the Obligated Amount is increased by $12,500,000 from $194,523,360 to $207,023,360, and the Unfunded Amount is increased by $201,738,640 ($214,238,640 minus $12,500,000) from $170,410,000 to $372,148,640.

New Paragraph B.7 Option Line Item 0006 — Imagery Acquisition COMMERCIAL IMAGERY, is hereby added.
The Total Estimated Firm Fixed Price (FFP) of CLIN 0006 is $112,500,000. Change page 4 is attached hereto.

2. Under Section F, Deliveries or Performance:
Paragraph F.5, Term of this Contract, the first sentence is revised to read: “This Contract commences upon execution and continues through 31 March 2010, with one Option to extend performance
Continued ....

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 4 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
through 31 December 2010 (Line Item 0006).” Change page 9 is attached hereto.

3. Under Section G, Contract Administration Data, Paragraph G.8, Accounting and Appropriation Data, the table is revised to reflect the $12,500,000 obligation under CLIN 0001. Change page 13 is attached hereto.

4. Under Section H, Special Contract Requirements (change page 21A is attached hereto):

New Special Contract Requirement H.28, Exercise of Options, is hereby added as follows: “Any option under this contract shall be exercised by a unilateral contract modification signed by the Contracting Officer. Specific contract line items or sub-line items delineating a description of the supplies or services, quantity requirements, and a corresponding delivery schedule for the exercised options shall be identified in the unilateral contract modification. An option shall be exercised by issuance, within 30 days prior to the end of the current contract period, of a unilateral modification for the subsequent option requirements.”

New Special Contract Requirement H.29, Segregation of Costs, is hereby added as follows:
“The Contractor agrees to segregate and bill costs incurred under this contract by CLIN. Separate invoices shall be submitted for each individual CLIN.”

5. Under Section I, Contract Clauses:

Clause 52.216-22 Indefinite Quantity (Oct 1995) (applicable to CLINs 0002 and 0003), the date in paragraph (d) is revised to read “December 31, 2012.” Change page 29 is attached hereto.

Clause I.55 52.217-9 Option to Extend the Term of the Contract. MAR 2000, paragraph (c) is revised to read: “The total duration of this contract during the Imagery Acquisition phase, including the exercise of any options under this clause, shall not exceed 6 years.” Change page 30 is attached hereto.

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 5 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
6. Under Section J — List of Attachments (change page 31 is attached hereto):

Attachment 1, NextView Statement of Work (SOW) Revision Version 15 dated 17 February 2009 is revised to read “NextView Statement of Work (SOW) Revision Version 16 dated 04 August 2009”.

Attachment 3, DD254 (Contract Security Classification Specification) Revision 3 dated January 20, 2009 is revised to read Attachment 3, DD254 Revision 3 dated 12 May 2009.

7. Under Attachment 1, NextView Statement of Work (SOW) Revision Version 14 dated 13 November 2008:

Cover Page is revised to reflect new Revision 16 and a new date of August 4, 2009. Change page Cover Page is attached hereto.

Section 4.1.2.6.1, Daily Operation Capability Report, is modified to change add to the items reported by adding the Number of Imaging Operations Completed and to change the methodology for providing the report to posting to a FTP site (opposed to emailing the report). Change page 5 is attached hereto.

Appendix F, Section 1.0, SLA Period, Pricing Terms and Payment Schedule, the first sentence is changed to read: “This Appendix applies to Period of Performance (PoP) beginning at FOC and ending March 31, 2010, with one Option to extend performance through December 31, 2010 (Line Item 0006).” Change page F-l is attached hereto.

Appendix F, Section 2.2.2, Part 2 Indefinite Quantity Ad Hoc Collection Service, (A) the first paragraph is modified to provide for different World Map Capacity reductions for ad hoc tasking for ad hoc targets falling within and without the longitude bands 34°E-64°E and 100°E-130°E, and to allow the contractor to retain up to ■ of the GeoEye-1 collection capability for its own use within the 2 bands, and (B) new paragraph 6 is hereby added to incorporate a mechanism for NGA to order in excess of the stated Ad Hoc Capability. Change page F-3 is attached hereto.

Appendix F, Section 2.2.4, Permanent Withhold
Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 6 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	service, a new paragraph is hereby added to incorporate a mechanism for NGA to order in excess of the stated Permanent Withhold service. Change page F-4 is attached hereto.

	Appendix F, Section 2.3.3, Metrics Reporting/Reports and Performance Criteria, Performance Criteria, the measure for Criteria 5 is reduced from 97.5% to 90.0%. Change page F-6 is attached hereto.

	SOW Appendix F, change pages F-5 and F-7 are provided as a result of repagination. Discount Terms:
	Net 30
	Delivery Location Code: SEESCH
	See Schedule

	Payment:
	DFAS Acct. Mtn. & Control/JDAC
	ATTN: DFAS-IN-FI-JAM DEP 3248
	8899 E. 56th Street
	Indianapolis, IN 46249
	Customer Service 1-888-332-7366
	—FAX 1-866-894-8007
	FOB: Destination
	Period of Performance: 02/01/2007 to 03/31/2010

	Change Item 0001 to read as follows (amount shown is the obligated amount):

0001	NextView COMMERCIAL IMAGERY PROGRAM				12,500,000.00
	Post-FOC Price
	Fully Funded Obligation Amount$166,072,000.00
	Incrementally Funded Amount: $108,572,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES,
	CHARTS, & GLOBES
	Requisition No: NSC8G47344AS28, NSC8G48223AS01,
	NSC8G48223AS01, NSCPG48343AS01, NSCPG48343AS01,
	NSCPG89077AS01, NSCPG89217AS01

	Accounting Info:
	n/a
	Funded: $0.00
	Accounting Info:
	9780100. 4802 8A8 85CR OU33XX SC8888 594C 34345B 880300
	Funded: $0.00
	Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 7 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Accounting Info:
	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300
	Funded: $0.00
	Accounting Info:
	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300
	Funded: $0.00
	Accounting Info:
	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300
	Funded: $0.00
	Accounting Info:
	9790100.4802 8A9 85CR P533XX SCP888 594C 35102B 880300
	Funded: $0.00
	Accounting Info:
	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300
	Funded: $0.00
	Accounting Info:
	9790100.4802 8A9 85CR P533XX SCP888 594C 35102B 880300
	Funded: $0.00
	Accounting Info:
	9790100.4802 8A9 85CR OZ33XX SCP888 594C 34345B 880300
	Funded: $0.00
	Accounting Info:
	9790100.4802 8A9 85R1 85R1DR PCIP88 594RE 35102B 880300
	Funded: $109,359.50
	Accounting Info:
	9790100.4802 8A9 85CR OZ33XX SCP888 594C0 34345B 880300
	Funded: $12,390,640.50
	Period of Performance: 02/20/2009 to 03/31/2010

	Change Item 0002 to read as follows (amount shown is the obligated amount):

0002	NextView IMAGERY DERIVED PRODUCTS AND SERVICES				0.00
	(Value-added Products)

	Minimum Amount: $0
	Maximum Amount: $200,000,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 8 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Accounting Info:
	N/A
	Funded: $0.00
	$0.00 (Subject to Availability of Funds)
	$0.00 (Subject to Availability of Funds)

	Change Item 0004 to read as follows (amount shown is the obligated amount):

0004	Acquisition of Firewire Drives and other media under the contract to support the storage and dissemination of imagery.				0.00

	The sum of all material provided herein and invoiced for shall not exceed $500,000.
	Award Type: Time-and-materials
	Fully Funded Obligation Amount$500,000.00
	Incrementally Funded Amount: $90,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
	Requisition No: NASKG47016AS02

	Accounting Info:
	9770100.4802 8A7 85K1 K317L3 ASK888 619A2 34345B 880300
	Funded: $0.00

	Change Item 000502 to read as follows (amount shown is the obligated amount):

000502	Sys Engr Serv — Informational SubCLIN for funding purposes (RDT&E funds).				0.00
	Award Type: Time-and-materials
	Fully Funded Obligation Amount$3,974,608.00
	Incrementally Funded Amount: $2,235,968.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
	Requisition No: NASKG48231AS01, NASKG48273AS02, NASXG49119AS01

	Accounting Info:
	9780400.4802 8E8 85CR P542D4 ASK888 58860 35102B 880300
	Funded: $0.00
	Accounting Info:
	9780400.4802 8E8 85CR P542D4 ASK888 58860 35102B 880300
	Funded: $0.00

	Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 9 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Accounting Info:
	9780400.4802 8E8 85CR AK17XX ASK888 58860 34345B 880300
	Funded: $0.00

	Change Item 0005 to read as follows(amount shown is the obligated amount):

0005	Systems Engineering Services Level-of-Effort Support. The Contractor shall provide on-going and sustaining, general systems engineering, interface change management, and integration and testing support services on a time and material basis in accordance with Attachment 6, Statement of Work NextView System Engineering Services, dated October 31, 2007. The Contractor is required to invoice for actual hours worked in accordance with the labor categories and rates delineated below. The hours are estimates and thus variable; the rates are fixed.	4000000	DO		0.00

	Award Type: Time-and-materials (Not Separately Priced)
	Fully Funded Obligation Amount$0.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Accounting Info:
	Funded: $0.00
	Period of Performance: 08/01/2008 to 03/31/2010

	ORBIMAGE/GeoEye Labor Categories
	Sr Program Manager:
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Sr Project Manager:
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	St Louis Senior Scientist/Production Engr:
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Photogrametric Engr/Ground Segment Engr.:
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Continued ....

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 10 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	IT/System Engr/Business Process Analyst:
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Program Financial Control:
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	IT Admin/Technician:
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Director, Tasking & Analysis
	CY2009 Est. Hours ■, Fixed Rate ■

	Satellite Collection Manage
	CY2009 Est. Hours ■, Fixed Rate ■

	Government Order Manager
	CY2009 Est. Hours ■, Fixed Rate ■

	Subcontractor Labor Categories
	Project Manager (SubK):
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Systems Analyst (SubK):
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Developer (SubK):
	CY2008 Est. Hours ■, Fixed Rate ■
	CY2009 Est. Hours ■, Fixed Rate ■

	Add Item 0006 as follows:

0006	NextView COMMERCIAL IMAGERY PROGRAM				0.00
	Amount: $112,500,000.00 (Option Line Item) 03/01/2010
	Fully Funded Obligation Amount$112,500,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Accounting Info:
	Funded: $0.00
	Period of Performance: 04/01/2010 to 12/31/2010

	G-l Accounting and Appropriation Data
	Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0014/P00023	PAGE 11 OF 11
NAME OF OFFEROR OR CONTRACTOR

ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	ACRN Accounting and Appropriation Data				Amount

	9790100.4802 8A9 85CR OZ33XX SCP888 594C0 34345B 880300				$12,390,640.50

	9790100.4802 8A9 85R1 85R1DR PCIP88 594RE 35102B 880300 (NSCPG89217AS01)				$109,359.50

	Total:				$12,500,000.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

HM1573-04-C-0014
P00023
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
Part II Post-FOC Activities
SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS
Scope and Period of Performance. This is Firm-Fixed Price contract for the procurement of imagery and other items and is conducted pursuant to 10 USC Chapter 137. The period of performance of this Contract commences upon execution and concludes either (1) 18 full months after the beginning of the Post-FOC period (as defined in Attachment 1, the Statement of Work) in accordance with Attachment 1 Appendix D, or (2) on November 30, 2009 in accordance with Attachment 1 Appendix F.
B.1 Line Item 0001 — Post-FOC COMMERCIAL IMAGERY
The scope of effort for this firm-fixed price line item is defined in Statement of Work Section 4.2 and Appendix D. This effort is priced at the amount set forth below.
Total FFP: $166,072,000
Funds are not presently available for the full amount of CLIN 0001. The Government intends to incrementally fund CLIN 0001. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task orders and until the Contractor receives notice of such availability in writing from the Contracting Officer.
Upon completion of the CLIN 0003 period of performance, any unexpended/ordered portion of the Not-to-Exceed (NTE) ceiling for CLIN 0003 $96,100,000) will be transferred to the CLIN 0001 FFP.
B.2 Government Option 1
The Contracting Officer may exercise Option 1 at any time by written notice to the Contractor not less than sixty (60) days in advance of the option period of performance start date. Exercise and performance of this option is subject to the availability of funding. In the event funds are not available at option exercise, the following terms and conditions apply: “Funds are not presently available for this option. The Government’s and the Contractor’s obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance may arise until funds are made available to the Contracting Officer for such option and until the Contractor receives notice of such availability in writing by the Contracting Officer.”
Line Item 0002 — Government Option 1: IMAGERY DERIVED PRODUCTS AND SERVICES
The scope of effort for this line item is defined in Contract Attachment 1 Statement of Work Appendix D. This effort is estimated at the amount set forth below.
Minimum Amount: $0
Maximum Amount: $200,000,000 During Post-FOC Period
Estimated Amount: $75,000,000 per year (see note 1) (see note 2)
Note 1: Line Item 0002 funding is in addition to Line Item 0001.

Note 2: Line Item 0002 funding estimates are for Imagery Derived Products and Services cited in Table 4-6 of the Cost/Price Volume: Geopositioning, CIB-1, CIB-5, DPPDB, Image City Maps (ICM), and Orthorectified Mosaics.
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS

HM1573-04-C-0014
P00023
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
Line Item 0002 is an indefinite-quantity line item for the supplies or services and prices as specified in the Statement of Work or in separately issued Task Orders (using DD Form 1155), and are effective for the entire period of performance or as specified in the DD Form 1155. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0002 up to and including the amount designated as the “maximum.” The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
B.3 Total Contract Price/Total Contract Funding

Line Item #	Maximum Total Price	Obligated Amount	Unfunded Amount	Credit
0001 *	$166,072,000	$108,572,000	$57,500,000	$20,000,000
0002	$200,000,000	$0	$200,000,000	N/A
0003	$96,100,000	$96,100,000	$0	N/A
0004	$500,000	$90,000	$410,000	N/A
0005	$4,000,000	$2,261,360	$1,738,640	N/A
0006	$112,500,000	$0	$112,500,000
Total **	$579,172,000	$207,023,360	$372,148,640	$20,000,000

*	A $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the CLIN 0001 Obligated Amount column and CLIN 0001 Unfunded Amount columns when added will never exceed $146,072,000; HOWEVER, this difference may increase based on the final credit determination.

**	A $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the Total Obligated Amount column and Total Unfunded Amount columns when added will be less then the Total Maximum Total Price column by the amount of the credit; HOWEVER, this difference may change if the credit applied to CLIN 0001 increases.
B.4 Line Item CLIN 0003 — IKONOS and OrbView-3 New Collections and Imagery Processing
The scope of work for this NTE line item is defined in SOW, Contract Attachment 1 as the “Image Acquisition Period.” IKONOS and OrbView-3 imagery will be provided in accordance with the OTA Special Contract Requirement H.21, “NextView IMAGERY END USER LICENSE AGREEMENT” and all other terms and conditions of the contract except as noted herein. This work is priced at a NTE amount of $96,100,000. The sum of all new imagery collections and imagery processing shall not exceed $96,100,000. IKONOS and OrbView-3 imagery products as priced as delineated in Appendix D, Table 4-2.a. and Table 4-2.b. of the SOW, Contract Attachment 1.
CLIN 0003 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this Contract and subsequent modifications are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task order and until the Contractor receives notice of such availability in writing by the Contracting Officer.
Upon completion of the CLIN 0003 performance period, any new imagery collections ordered but not yet collected will be transferred to CLIN 0001 and provided at CLIN 0001 prices, and shall comply with (unless otherwise agreed to by the Government) the OrbView- specifications. The CLIN 0003 NTE amount will be credited for the transferred imagery.
Upon completion of the CLIN 0003 period of performance and any adjustment resulting under the previous paragraph, the unexpended/ordered portion of the $96,100,000 NTE ceiling will be transferred to the CLIN 0001
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FFP.
CLIN 0003 commences 01 February 2007 and concludes at the earlier of the following two (2) events:
1.	GeoEye-1 FOC

2.	March 31, 2009*

*	CLIN 0003 unit prices contained in Appendix D, Table 4-2.a. of the SOW, Contract Attachment 1, are effective February 1, 2007 through October 31, 2007. CLIN 0003 unit prices contained in Table 4-2.b. are effective November 1, 2007 and remain unchanged in the event that CLIN 0003 is extended beyond December 31, 2008.
B.5 Line Item CLIN 0004 — Firewire Drives and Other Media
This CLIN is priced at a NTE amount of $500,000. The sum of all material provided herein and invoiced for shall not exceed $500,000.
Line Item 0004 is a time and material indefinite-quantity line item for the supplies or services and prices specified herein to support the storage and dissemination of imagery, and is effective for the entire period of performance. Delivery or performance shall be made only as authorized by the USG. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0004 up to the not-to-exceed amount specified. The Government has no minimum order obligations.
B.6 Line Item CLIN 0005 — System Engineering Services Support
This CLIN has a NTE value of $4,000,000. The sum of all effort provided herein and invoiced for shall not exceed $4,000,000. Line Item 0005 is a time and material level-of-effort (LOE) item for System Engineering Services Support in accordance with Contract Attachment 6. LOE support for Attachment 6 paragraphs 1.1.1 through 1.1.6 shall be as directed by the Contracting Officer’s Representative. Other LOE shall be provided for tasks under paragraph 1.1.7 as directed by the Contracting Officer.
CLIN 0005 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this CLIN is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under this CLIN may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer.
B.7 Option Line Item 0006 — Imagery Acquisition COMMERCIAL IMAGERY
The scope of effort for this firm-fixed price line item is defined in Statement of Work Section 4.2 and Appendix F. CLIN 0006 performance from April 1, 2010 through December 31, 2010 is on a Service Level Agreement (SLA) basis. This effort is priced at the amount set forth below.
Total Estimated FFP: $112,500,000.
CLIN 0006 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task order and until the Contractor receives notice of such availability in writing by the Contracting Officer.
Additionally, associated CLINs 0002, 0003, 0004, and 0005 are also extended December 31, 2010.
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F.5 Term of this Contract
This Contract commences upon execution and continues through 31 March 2010, with one Option to extend performance through 31 December 2010 (Line Item 0006). Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this Article. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.
F.6 Place of Delivery
The articles to be furnished hereunder shall be delivered upon placement into the ORBIMAGE NGA Product Archive at no additional charge. If requested, NGA may designate another media type for delivery at additional expense. Risk of loss passes to the Government upon delivery.

F.7 52.242-15 Stop Work Order	(Aug 1989)
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G.8 Accounting and Appropriation Data

			Obligated	Cumulative
Action	CLIN	Fund Cite	Funding	Total
Award			$0.00	$0.00
	0003	9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B 880300	$34,000,000.00
P00002	0003	9770100.4802 8A7 85K1 P533C3 ASK888 59401 35102B 880300	$20,000,000.00
	0004	9770100.4802 8A7 85K1 K317L3 ASK888 619A2 34345B 880300	$90,000.00	$54,090,000.00

			$54,090,000.00
	0003	9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B 880300	$(8,472.37)
P00003	0003	9770100.4802 8A7 85R1 85R1DR PC1P88 594RE 35102B 880300	$8,472.37	$54,090,000.00

			$0
P00004	0003	9780100.4802 8A8 85CR P533XX 594 SC8888 35102B 880300	$2,000,000.00	$56,090,000.00
	0003	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$18,410,000.00
P00005	0003	9780100.4802 8A8 85CR P533XX 594C SC8888 35102B 880300	$6,890,000.00	$81,090,000.00

			$25,000,000.00
P00006	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$12,700,000.00	$93,790,000.00
	0003	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$5,000,000.00
P00009	0003	9780100.4802 8A8 85CR P533XX 594C SC8888 35102B 880300	$5,000,000.00	$103,790,000.00

			$10,000,000.00
P00010	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$10,000,000.00	$114,090,000.00

P00011	000501	9780100.4802 8A8 85CR AK17XX ASK888 592F 34345B 880300	$25,392.00	$114,115,392.00
	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$(54,293.20)
P00012	0003	9780100.4802 8A8 85R1 85R1DR PCIP88 594RE 35102B 880300	$54,293.20	$114,115,392.00

			$0
P00013	000502	9780400.4802 8E8 85CR P542D4 ASK888 58860 35102B 880300	$1,500,000.00	$115,615,392.00
P00014	000502	9780400.4802 8E8 85CR P542D4 ASK888 58860 35102B 880300	$385,968.00	$116,001,360.00
	0003	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$(1,000,000.00)
	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$(23,000,000.00)
P00015	0001	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$1,000,000.00	$116,001,360.00
	0001	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$23,000,000.00

			$0.00
	0001	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300	$21,000,000.00
P00017	0001	9790100.4802 8A9 85CR P533XX SCP888 594C 35102B 880300	$10,100,000.00	$147,101,360.00

			$31,100,000.00
	0001	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$(4,100,000.00)
P00018	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$4,100,000.00	$147,101,360.00

			$0.00
	0001	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300	$(2,00,000.00)
P00019	0003	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300	$2,000,000.00	$147,101,360.00

			$0.00
	0001	9790100.4802 8A9 85CR P533XX SCP888 594C 35102B 880300	$10,644,000.00
P00021	0001	9790100.4802 8A9 85CR OZ33XX SCP888 594C 34345B 880300	$36,428,000.00	$194,173,360.00

			$47,072,000.00
P00022	000502	9780400.4802 8E8 85CR AK17XX ASK888 58860 34345B 880300	$350,000.00	$194,523,360.00
	0001	9790100.4802 8A9 85R1 85R1DR PCIP88 594RE 35I02B 880300	$109,359.50
P0023	0001	9790100.4802 8A9 85CR OZ33XX SCP888 594C0 34345B 880300	$12,390,640.50	$207,023,360.00

			$12,500,000.00
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H.25 NGA: 5X52.227-9001 Activities That Affect U.S. Persons (DEC 2004)
This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoD 5240.1-R.
H.26 Warranty of Services (May 2001)
(a) Definitions. “Acceptance,” as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another approves specific services, as partial or complete performance of the contract.
(b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give written notice of any defect or nonconformance to the Contractor “within 30 days from the date of acceptance by the Government for the service provided. “ This notice shall state either —
(1) That the Contractor shall correct or reperform any defective or nonconforming services within a period of 90 days; or
(2) That the Government does not require correction or reperformance.
(c) If the Contractor is required to correct or reperform, it shall be at no cost to the Government, and any services corrected or reperformed by the Contractor shall be subject to this clause to the same extent as work initially performed. If the Contractor fails or refuses to correct or reperform, the Contracting Officer may, by contract or otherwise, correct or replace with similar services and charge to the Contractor the cost occasioned to the Government thereby, or make an equitable adjustment in the contract price or the Contract Line Item may be terminated.
H.27 Emergencies, Disasters, and Humanitarian Efforts
(a) In support of emergencies, disasters, and humanitarian efforts, the National Geospatial-Intelligence Agency (NGA) may disseminate and/or post on open web sites imagery licensed under this contract regardless of whether the recipients are within the NextView license user groups. The imagery will contain the copyright notice and the NextView license notice. After 30 days, the imagery will be handled in accordance with the NextView license.
(b) The contractor will be given notice within 24 hours after the start of the dissemination/posting of imagery under the authority of this clause.
(c) If the contractor does not believe the situation constitutes an emergency, disaster, or humanitarian effort, the contractor has 24 hours after receiving notice to object to the dissemination/posting of the imagery under the authority of this clause. If the parties cannot reach agreement, the matter will be resolved in accordance with the Disputes Clause and the other terms and conditions of this contract.
H.28 Exercise of Options
Any option under this contract shall be exercised by a unilateral contract modification signed by the Contracting Officer. Specific contract line items or sub-line items delineating a description of the supplies or services, quantity requirements, and a corresponding delivery schedule for the exercised options shall be identified in the unilateral contract modification. An option shall be exercised by issuance, within 30 days prior to the end of the current contract period, of a unilateral modification for the subsequent option requirements.
H.29 Segregation of Costs
The Contractor agrees to segregate and bill costs incurred under this contract by CLIN. Separate invoices shall be submitted for each individual CLIN.
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objectives of these reports and
          (2) the data reported.
(f) Availability. The Contractor shall make available at its office at all reasonable times the records, materials, and other evidence described in paragraphs (a), (b), (c), (d), and (e) of this clause, for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in Subpart 4.7, Contractor Records Retention, of the Federal Acquisition Regulation (FAR), or for any longer period required by statute or by other clauses of this contract. In addition—
          (1) If this contract is completely or partially terminated, the Contractor shall make available the records relating to the work terminated until 3 years after any resulting final termination settlement; and
          (2) The Contractor shall make available records relating to appeals under the Disputes clause or to litigation or the settlement of claims arising under or relating to this contract until such appeals, litigation, or claims are finally resolved.
(g) The Contractor shall insert a clause containing all the terms of this clause, including this paragraph (a), in all subcontracts under this contract that exceed the simplified acquisition threshold and—
          (1) That are cost-reimbursement, incentive, time-and-materials, labor-hour, or price-redeterminable type or any combination of these;
          (2) For which cost or pricing data are required; or
          (3) That require the subcontractor to furnish reports as discussed in paragraph (e) of this clause.
52.215-21 Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications (Oct 1997)
52.216-22 Indefinite Quantity (Oct 1995) (applicable to CLINs 0002, 0003 and 0004)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after December 31, 2012.
52.217-2 Cancellation Under Multi-Year Contracts (OCT 1997) (Modified)
(1)	“Cancellation,” as used in this clause, means that the Government is canceling its requirements for all supplies or services in program years subsequent to that in which notice of cancellation is provided.
(a)	Except for cancellation under this clause or termination under the Default clause, any reduction by the Contracting Officer in the requirements of this contract shall be considered a termination under the Termination for Convenience of the Government clause.
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(b)	The ceiling for Government liability for cancellation costs and termination for convenience costs shall be equivalent to the funds obligated on the Contract at the time of termination minus the payments made under the Contract.

(c)	The cancellation charge shall be computed and the claim submitted as if the claim were being made under the Termination for Convenience of the Government clause of this contract. The Contractor shall submit the claim promptly but no later than 1 year from the date — (1) Of notification of the nonavailability of funds; or (2) Specified in the Schedule by which notification of the availability of additional funds for the next succeeding program year is required to be issued, whichever is earlier, unless extensions in writing are granted by the Contracting Officer.

(d)	The Contractor’s claim may include —

(e)
(1)     Reasonable nonrecurring costs (see Subpart 15.4 of the Federal Acquisition Regulation) which are applicable to and normally would have been amortized in all supplies or services which are multi-year requirements;

(2)	Allocable portions of the costs of facilities acquired or established for the conduct of the work, to the extent that it is impracticable for the Contractor to use the facilities in its commercial work, and if the costs are not charged to the contract through overhead or otherwise depreciated;

(3)	Costs incurred for the assembly, training, and transportation to and from the job site of a specialized work force; and

(4)	Costs not amortized solely because the cancellation had precluded anticipated benefits of Contractor or subcontractor learning.
(f)	The claim shall not include —
(1)	Labor, material, or other expenses incurred by the Contractor or subcontractors for performance of the canceled work;

(2)	Any cost already paid to the Contractor;

(3)	Anticipated profit or unearned fee on the canceled work; or

(4)	For service contracts, the remaining useful commercial life of facilities. “Useful commercial life” means the commercial utility of the facilities rather than their physical life with due consideration given to such factors as location of facilities, their specialized nature, and obsolescence.
(g)	In no case shall no case shall government cost accounting standards be applicable to this clause or Contract. In the event that the clause refers to cost accounting standard, the parties will substitute GAAP.
52.217-9 Option to Extend the Term of the Contract MAR 2000
(a)	The Government may extend the term of this contract by written notice to the Contractor during the Pre-FOC phase and or the Post-FOC phase.
(b)	If the Government exercises this option, the extended contract shall be considered to include this option clause.
(c)	The total duration of this contract during the Imagery Acquisition phase, including the exercise of any options under this clause, shall not exceed 6 years.
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SECTION J — LIST OF ATTACHMENTS

Attachment	Description
1	NextView Statement of Work (SOW) Revision Version 16 dated 04 August 2009
2	Government Furnished Property
3	DD254, Contract Security Classification Specification Revision 4 dated May 12, 2009
4	List of Data Delivered with Government Purpose Rights
5	List of Data with Limited Rights
6	Statement of Work, NextView System Engineering Services dated October 31, 2007
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NextView-ORBIMAGE
Volume 8.0        Revised Version 16
Statement of Work

For:	By:
National Geospatial-Intelligence Agency	ORBIMAGE, Inc.
4600 Sangamore Road	21700 Atlantic Boulevard
Bethesda, MD 20816-5003	Dulles, VA 20166
04 AUG 09
In Response to:
Contract # HM 1573-04-3-0001 and
Contract # HM1573-04-C-0014
Restrictions on Use, Publication, or Disclosure of Proprietary Information
This document contains information proprietary to ORBIMAGE Inc. or to third parties to which ORBIMAGE Inc. may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as ORBIMAGE Inc. may otherwise agree to in writing.
WARNING: The export of technical data without approval from the U.S. Department of State is prohibited by the Arms Export Control Act, Title 22, U.S.C., Sec. 2751, et seq. and the International Traffic in Arms Regulations (ITAR), 22 C.F.R. Sec 120, et seq. Violations of these laws and regulations carry severe criminal penalties.

Contract # HM1573-04-C-0014
following minimum set of milestones: system requirements review(s), preliminary design review(s), critical design review(s), launches, development and operational test review(s), operational readiness review(s). ORBIMAGE shall include, but is not limited to the following: success criteria for all identified milestones as well as other information on issues or details of high interest to the USG, NGA, ORBIMAGE’s NextView Team, and/or investors. During the Image Acquisition Period and post-FOC contract phases, the contractor shall include, but is not limited to, the following deliverables: unprocessed sensor data; and requirements-compliant imagery, imagery services, imagery-derived products and imagery support data from among the OrbView-3, GeoEye-1 and IKONOS satellites in accordance with Appendix D.

4.1.2.5	System Design Baseline, System Integration Plan, System, Subsystem and Component Testing Plan and Updates
ORBIMAGE shall provide NGA an initial baseline and updates to the system design; system integration plan; and system, subsystem and component testing plan and activities. ORBIMAGE shall also notify the Government of any changes to the system design, integration and system, subsystem and component testing during development and operations.

4.1.2.6	Additional Reporting Requirements
In addition to reporting requirements identified elsewhere the Contractor shall provide the following items in support of imagery ordered and delivered:

4.1.2.6.1	Daily Operation Capability Report
A Daily Operation Capability Reports for all operational satellites that identifies only: 1) Vehicle problems; 2) Ground problems; 3) Scheduled maintenance; 4) Scheduled outages; 5) Report on collection loss; and 6) Number of Imaging Operations Completed. GeoEye shall post the Daily Operation Capability Report electronically to an FTP site not later than 0600 hours Eastern Standard Time.

4.1.2.6.2	Daily Status & Accounting Report
A Daily Ordering Status Report for all Orders that provides the following information:

a. Requisition Line Item ID
b. Requisition Line Edition
c. Actual Admin BPU (cost of imagery)
d. Square Kilometers Collected
e. Shipping Date
f. Order Completed Date
g. Region
h. Percent of Order Completed
i. CLIN Number
Addresses will be as directed by the Contracting Officer or Contracting Officer’s Representative. This Daily Status & Accounting Report will be replaced by the Production Management Alternate Architecture (PMAA) XML message, once the PMAA messaging function is declared fully operational by the Government.

4.1.2.6.3	NextView Quality Plan
ORBIMAGE shall publish and maintain a Post-FOC Quality Plan, applicable to imagery CLINs, product CLINs, and product or service delivery orders. The plan describes the quality system, management responsibilities, and the metrics used to measure and assess product and service performance. ORBIMAGE shall perform a quarterly self assessment against Post-FOC Quality Plan elements and report this assessment to the NGA. The Quality Plan will be based on the ISO based GeoEye, Inc. commercial quality control processes. Actual ISO compliance is not required.

4.1.3	Security
ORBIMAGE shall accomplish these tasks in accordance with the Attachment 3, DD Form 254, Contract Security Classification Specification.

4.1.3.1	Communications With NGA
ORBIMAGE shall provide electronic communications with NGA at the unclassified level, collateral Secret and Sensitive Compartmented Information (SCI) level. Electronic communications shall include: voice, facsimile, data transfer, and electronic mail. ORBIMAGE shall provide the capability for unprocessed sensor data; and requirements-compliant imagery, imagery services, imagery-derived products, and imagery support data to receive special handling throughout the commercial imagery order fulfillment process. Special handling, as a minimum, requires that the identity of NGA as a requestor shall not be disclosed outside of NGA and ORBIMAGE.

4.1.3.2	Handling, Storage and Use of Government-Furnished Information
ORBIMAGE shall ensure proper handling, storage, and use of all Limited Distribution and classified Government Furnished Information. ORBIMAGE shall provide a sufficient number of personnel cleared at the unclassified level, collateral Secret and SCI levels to ensure compliance with these requirements. In addition, ORBIMAGE shall ensure proper handling, storage and use of all Limited Distribution and classified imagery-derived products that may be deliverables under this contract.
Use, duplication, or disclosure of this document or any of the information contained herein is subject to the restrictions on the title page of this document

Volume 8 Statement of Work — August 4, 2009	Page 5

Contract # HM1573-04-C-0014
APPENDIX F
SERVICE LEVEL AGREEMENT
SCHEDULE AND PRICING
This Appendix describes the Post-FOC services and associated pricing under a Service Level Agreement (SLA) model construct. This Appendix is effective in lieu of Appendix D unless otherwise mutually agreed to by NGA and the contractor.

SECTION 1.0	SLA PERIOD, PRICING TERMS AND PAYMENT SCHEDULE
This Appendix applies to Period of Performance (PoP) beginning at FOC and ending March 31, 2010, with one Option to extend performance through December 31, 2010 (Line Item 0006). The contractor shall provide the NGA with requirements-compliant imagery, imagery support data, derived imagery products, and associated services from the GeoEye-1, OrbView-3, and IKONOS sensors across the PoP.
The contractor shall invoice NGA $12,500,000 every full month during the PoP, and NGA shall pay such fee to the contractor within thirty (30) days from the date of the invoice, at which time the fee shall not be subject to refund, adjustment, or forfeiture. The monthly fee shall be pro-rated for any partial month based on the total days the SLA is in effect.

SECTION 2.0	SERVICES
          Section 2.1 Overview
          The contractor shall provide the following services to NGA:
•	Providing Imagery, Imagery Support Data, Collection Plans, Five-Day Forecast, and Tasking Information History via the System Interfaces described in SOW Section 3.1 and SOW Section 4.2.6.

•	Providing electronic connectivity between the USG Point of Presence and ORBIMAGE production facilities

•	Post-FOC Reporting

•	Maintaining an Imagery Archive within ORBIMAGE facilities providing NGA real-time access and/or dissemination of processed imagery, imagery support and data, imagery-derived products

•	Withholding “sensitive” imagery and imagery support data collected on behalf of NGA from public discovery and access

•	Hosting Monthly PMRs; Face-to-face meetings quarterly, at a minimum
          Section 2.2   Service Level Agreement
          The contractor shall have the technical and business capabilities to collect a monthly average of approximately ■ large area sqkm of Pan+MSI monoscopic imagery data (the “Theoretical Collection Capacity), which constitutes 100% of the GeoEye-1 satellite design capacity. A minimum ■ of GeoEye-1 theoretical collection capacity will always be available to NGA, which is equivalent to ■ large area sqkm of Pan+MSI monoscopic imagery data. The contractor shall make available a monthly production capacity (for all sensors) of at least 12,000,000 Pan+MSI monoscopic sqkm per month, in the aggregate to cover variances in the collections and any archive orders that may be placed by NGA (“Production Capacity”). Any and all unused Production Capacity remaining at the end of a month shall expire at 11:59:59 PM mountain time on the last day of such month. The parties acknowledge that the Theoretical Collection Capacity and the Production Capacity will be affected by the types of products ordered (e.g. Pan+MSI Mono consumes more Production Capacity than Pan Mono) and must be adjusted
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          There shall be no less than an 8-month gap between refresh rates for all imagery. The contractor will endeavor to deliver complete 1×1 degree cells; however, execute at the most efficient collection rate (a 2 cell × 1 cell configuration).
          Total collections and deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
          The contractor shall provide at least 4,500,000 sqkm of compliant Pan+MSI Mono imagery to NGA per month (the “World Map Capacity”). Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
          Section 2.2.2 Part 2 Indefinite Quantity Ad Hoc Collection Service
          The contractor shall provide the NGA with an Ad Hoc target collection capacity using either GeoEye-1 or IKONOS, at the contractor’s discretion.
     Using either GeoEye-1 or IKONOS, during any month period NGA may task up to 200,000 sqkm of imagery world-wide for Ad Hoc collections and other imagery products (the “Ad Hoc Capacity”). The 200,000 sqkm Ad Hoc Capacity is calculated based on orders for Pan+MSI Mono imagery. To account for the inefficiency of ad hoc collections, if GeoEye-1 is used to satisfy an ad hoc collection order, the World Map Capacity for that month will be reduced by a ratio of 5 sqkm for every 1 sqkm of ad hoc collection for ad hoc targets falling within the longitude bands 34°E -64°E and 100°E -130°E and will be reduced by a ratio of 4 sqkm for every 1 sqkm of ad hoc collection for ad hoc targets falling outside the longitude bands 34°E-64°E and 100°E -130°E. Within 34°E -64°E and 100°E -130°E the contractor may retain up to ■ of the GeoEye-1 collection capability for its own use. The maximum amount of imagery NGA is entitled to from GeoEye-1 for this Part 2 is 100,000 sqkm per month. The maximum reduction to the World Map Capacity shall not exceed 500,000 sqkm per month based on the 5:1 ratio. The contractor may, at its own discretion, satisfy Part 2 using in excess of 100,000 sqkm of GeoEye-1. To the extent the NGA orders different types of products for ad hoc collections, the Ad Hoc Capacity in such month will be credited by the type of products actually ordered using the values in Table 1. Unused Ad Hoc Capacity will not be carried over to the subsequent month.
          All Part 2 imagery shall be tasked with a Mandatory Pre-Emptive Priority rating unless otherwise noted in the PMAA Order. Part 2 Orders would be placed using existing PMAA ordering procedures. Ad Hoc requirement satisfaction follows an order-image-downlink-process-deliver complete scenario, regardless of cloud cover in the delivered image, as outlined in SOW Section 4.2.7.2 (GeoEye-1) and SOW Appendix E (IKONOS), unless otherwise noted in the PMAA Order.
          Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
          For imagery beyond 80 degrees North and South Latitude (high latitude) orders may be provided in Pan Mono imagery. For imagery beyond 80 degrees North and South Latitude, imagery parameters will be relaxed to 40° off-nadir and 50% cloud cover, or as otherwise directed, with the goal of ameliorating land surface collection in these regions.
          NGA may task for greater than 200,000 sqkm under the Ad Hoc Capacity. In the event that NGA tasks above 200,000, NGA will incur an additional charge on a per sqkm basis of $5.00 for every sqkm above the 200,000 level. The contractor shall invoice for this expense against either CLIN
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0003 or from funds held back under the Hold Back penalty (Appendix F, Section 2.3), as directed by the NGA Contracting Officer or Contracting Officer’s Representative. The Government’s liability under this additional Ad Hoc Capacity tasking provision is limited to the amount of funding available under CLIN 0003 and the amount of funds held back under the Hold Back penalty.
          Section 2.2.3 Part 3 Archive Data Access Service
          All contractor owned archived imagery, regardless of off-nadir or cloud coverage, from GeoEye-1, IKONOS, or OrbView-3 is available to NGA at no cost with a NextView license, regardless of the original tasking entity: ORBIMAGE, GeoEye, or the Regional Affiliates (European Space Imaging, INTASpace, Japan Space Imaging, and Space Imaging Middle East). The contractor has the option to reject archive orders for Regional Affiliate IKONOS owned data.
          Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
          Section 2.2.4 Permanent Withhold Service
          The contractor shall provide a Permanent Withhold service to the NGA for ad hoc collections. Imagery designated for Permanent Withhold will be withheld from contractor’s commercial archive. The NGA may request that imagery and imagery support data collected on behalf of NGA be withheld from public discovery and access, up to 20,000 sqkm (~86 scenes (15.2 × 15.2)) of imagery per month. Unused sqkm will not be carried over to the subsequent month. NGA must request a Permanent Withhold at the time the new collection order is placed.
          NGA may task for greater than 20,000 sqkm under the Permanent Withhold service. In the event that NGA tasks above 20,000, NGA will incur an additional charge on a per sqkrn basis of $6.00 for every sqkm above the 20,000 level. In the event that the Permanent Withhold service is part of tasking above the 200,000 sqkm level under the Ad Hoc Capacity, this $6.00 charge will apply in lieu of the $5.00 charge under Appendix F, Section 2.2.2. The contractor shall invoice for this expense against either CLIN 0003 or from funds held back under the Hold Back penalty (Appendix F, Section 2.3), as directed by the NGA Contracting Officer or Contracting Officer’s Representative. The Government’s liability under this additional Permanent Withhold service tasking provision is limited to the amount of funding available under CLIN 0003 and the amount of funds held back under the Hold Back penalty.
          Section 2.2.5 Image Product Library Access
          The contractor shall continue to support the Image Product Libraries (IPL) for IKONOS and GeoEye-1 during the SLA PoP. A copy of all products sent to NGA under the SLA shall be stored within the contractor’s facilities. The NGA product archive shall:
1.	Either be physically or logically separated from contractor’s commercial archive.

2.	Store imagery products in the format in which they were originally delivered to NGA.

3.	Support at least 10 days of product online vice near-line storage.
•	Products older than 10 day’s may migrate to a near-line robotic tape archive system which shall accommodate an average access latency time no greater than 15 minutes.
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          The contractor shall continue to support NGA (and NGA authorized customers) with internet access to query and browse IPL holdings via a standard internet browser application.
          The contractor shall continue to supply daily IPL shapefile updates to the NGA. The NGA may to order IPL product redeliveries from the contractor to support NGA customer and contractor partner requirements.
          The contractor shall provide the NGA with unlimited electronic redelivery capacity from the IPLs for Imagery and Imagery Support Data.
          The contractor shall provide the NGA with up to 1 Terabyte of redelivery capacity for Imagery, Imagery Support Data, and
Imagery-Derived Products on media per month. Un-used media delivery capacity from the IPL will not be rolled forward to subsequent months.
          Section 2.2.6 Areas of Interest and Events
          NGA will provide prioritized areas of areas of interest to the contractor via ESRI shapefile (“Priority AOIs”). Contractor shall collect, produce and deliver all imagery over a Priority AOI, regardless of cloud-cover or sensor used, until the NGA provides written direction to cancel the Priority AOI. The contractor shall provide up to 400,000 sqkm of Priority AOIs per month. The first collection occurrence where collected imagery meets the World Map imagery parameters will not be credited against the 400,000 sqkm per month limitation. All subsequent collections will be credited against the 400,000 sqkm limitation regardless of whether they meet World Map imagery parameters.
          Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
     Section 2.3 Metrics Reporting/Reports and Performance Criteria
     The contract reporting period shall start on FOC. The contractor will make its best effort to deliver metric reports as soon as they are available and starting not later than January 31, 2009. These metrics will be reported monthly and the performance criteria will be rated monthly and on a global basis. The maximum total Hold Back penalty will be $1,250,000 per month. Any funds held back will be credited to extension periods or will fund a pro-rated extension beyond November 30, 2009 of this contract period, or used as mutually agreed to within the contract period. The Hold Back associated with any unreported performance criteria will be distributed across the reported performance criteria through February 28, 2009. Any unreported performance criteria after March 1, 2009 will be assessed as unmet for the assessment period.
Metrics and Performance Criteria to be reported by Contractor:
•	Reporting will be global.

•	The success of a Perfomance Criteria will be binary, meaning that the contractor will either achieve the required threshold performance level for particular criterion and be paid the full amount for that criterion, or the contractor will not achieve the criteria and the payment (Hold Back) will be earned as discussed above.

•	The metrics and thresholds will be reviewed between NGA and the contractor semi-annually or more frequently if mutually agreed to.
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          Section 2.3.1 Metrics Reporting/Reports
          The contractor shall collect and provide the following metrics and reports to the NGA by the tenth business day of the month in addition to those outlined in SOW Section 4.1.2.6, Additional Reporting Requirements:
•	The number of tasking, archive, and mixed RFQs by region

•	The number of tasking, archive, and mixed orders by region

•	Area and routine sqkm delivered by product type by region

•	Area and routine sqkm delivered by region by cloud cover

•	Ad hoc sqkm tasked by priority by region

•	Ad hoc sqkm delivered by priority by region by cloud cover

•	Number of products delivered to NGA by product type
          The contractor shall provide the following bi-annual metrics to NGA:
•	Accuracy
•	CE 90 (GeoEye-1 and IKONOS)

•	LE 90 (GeoEye-1)
•	MTF (GeoEye-1)

•	Relative edge response (RER) (GeoEye-1)

•	Signal to noise ration (SNR) (GeoEye-1)
          The contractor shall provide the following reports to NGA as required:
•	Satellite Orbital and Attitude Maneuverability Information Report (GeoEye-1 only)

•	Test Plans and Procedures
          Section 2.3.2 Performance Criteria
          The contractor’s performance under the SLA will be assessed based on the Performance Criteria delineated in Table 2, Performance Criteria.
Performance Criteria

	Indicator		Measure	Monitoring Method	Hold Back
1	Quantity	Area	95% of World Map Sqkm Delivered	IPL Shapefiles	20%
2	Quantity	Area	90% of NGA prioritized areas and/or regions (a subset of World Map)	IPL Shapefiles	20%
3	Quantity	Area	90% of Planned Cells Delivered	Order Completion Report	20%
4	Timeliness	Ad Hoc	95% of Ordered Ad Hoc Requirements Delivered on Time	Order Completion Report	20%
5	Timeliness	Area	90% World Map sqkm delivered on Routine Timeline (within 24 Hours)	(TBD)	20%
Table 2. Performance Criteria
          The Hold Back for Performance Criteria found to be deficient in subsequent months will be assessed against the month in which they were discovered.
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Note: Failure of the contractor to meet performance criteria due to matters outside its control but within NGA’s control will be documented and factored into the contractor’s Quarterly Performance Assessment and will not be a basis for assessing a Hold Back penalty.
SECTION 3.0 OTHER
     Section 3.1 Pre-FOC Credit
     In accordance with the Pre-FOC contract (HM1573-04-3-0001; Section G-10) ORBIMAGE shall calculate any underrun and provide the result in a detailed report to the agreements officer within one year after the Pre-FOC final milestone payment. Unused funding resulting from an underrun during the Pre-FOC phase shall be retained by ORBIMAGE as deferred revenue. The Government may immediately apply this credit toward any outstanding Government payment under the Contract or on any future payments under the Contract until the credit is totally exhausted.
     Section 3.2 Imagery Technical Parameters
     Delivered imagery for GeoEye-1 shall meet the image quality and cloud cover requirements of the SOW. If NGA specifies different image quality and cloud cover requirements in an order, contractor shall comply with the order specifications provided the specifications are not stricter than that what is required under the SOW. In the case of OrbView-3 and IKONOS, some technical performance capabilities deviate from the NextView requirements. Acceptable performance deviations are as identified in Appendix E.
     Section 3.3 Mandatory Pre-emptive Priority rating
     This priority provides NGA the capability to override commercial tasking previously scheduled for acquisition by ORBIMAGE.
     Mandatory Pre-emptive Priority Order Timeline: Any time up to 90 minutes prior to the tasking upload for first image that fulfills all or portion of order. For orders placed longer than 7 days in advance, a three day slot is reserved about the requested due date. The specific date for collection within this 3-day slot is then determined between 5 and 7 days prior to tasking upload.
     Mandatory Pre-emptive Priority Delivery Timeline (GeoEye-1 Only): ≤ 140 min from tasking upload to product delivery to NGA or designated customers.
     Section 3.4 Option for Direct Downlink Capability
     The Direct Downlink Capability is defined under SOW Appendix D, Section 4.4, Option 2 (Direct Downlink Capability).
     Section 3.5 Compliances
     The contractor shall comply with all other terms and conditions of the contract and this SOW unless specifically waived in this Appendix F.
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